U.S. Small Business Administration NOTE SBA Loan # 58099771-09 SBA Loan Name Travelzoo Date {{*Dte_es_:signer1:date:format(date,April 24, 2020 “mmmm dd, yyyy”)}} Date $3,121,605.00 Loan Amount Date 1.00% Interest Rate Date Borrower Travelzoo N/A Operating Company HSBC Bank USA, National Association Lender 1. PROMISE TO PAY: In return for the Loan, Borrower promises to pay to the order of Lender the amount of $3,121,605.00 interest on the unpaid principal balance, and all other amounts required by this Note. 2. DEFINITIONS: “Loan” means the loan evidenced by this Note. “Loan Documents” means the documents related to this loan signed by Borrower. “SBA” means the Small Business Administration, an Agency of the United States of America. SBA Form 147 (06/03/02) Version 4.1 Page 1/6

3. PAYMENT TERMS: Borrower must make all payments at the place Lender designates. The payment terms for this Note are: The maturity date of this Note is two (2) years from the date of the disbursement of the Loan to Borrower. All remaining principal, interest and other amounts that remain due and owing under this Note shall be paid by Borrower to Lender on the maturity date. The interest rate is fixed at 1.00% per year. The interest rate may only be changed in accordance with SOP 50 10. Interest shall accrue commencing on the date of disbursement of the Loan to Borrower. Commencing on the 180th day following the date of disbursement of the Loan to Borrower, Borrower must pay eighteen level monthly principal and interest payments in an amount equal to an amount to be determined by Lender in its sole and absolute discretion based on the actual principal amount of the Loan, plus any capitalized interest outstanding at the end of the six month deferment period commencing on the date of funding, and taking into account any reductions in the principal amount due to forgiveness of a portion of the Loan, if any. Interest accrued during the six month deferment period will be capitalized as principal and then amortized as set forth in the preceding sentence. Interest shall be calculated on the basis of twelve (12) thirty (30) day months and a three hundred sixty (360) day year. Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to pay any late fees, then to bring principal current. Conditional Loan Forgiveness: The Loan evidenced by this Note was made by Lender to Borrower under the Paycheck Protection Program (15 U.S.C. § 636(a)(36)) enacted by Congress under the Coronavirus Aid, Relief and Economic Security Act (the “Act”). The Act (including the guidance issued by SBA and U.S. Department of the Treasury related thereto) provides that all or a portion of this Loan may be forgiven upon request from Borrower to Lender, provided the Loan proceeds are used in accordance with the terms of the Act, Borrower is not in default under the Loan or any of the Loan Documents, and Borrower has provided documentation to Lender supporting such request for forgiveness that includes verifiable information on Borrower’s use of the Loan proceeds, to Lender’s satisfaction, in its sole and absolute discretion. Loan Prepayment: Notwithstanding any provision in this Note to the contrary: Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days’ interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above. If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice. SBA Form 147 (06/03/02) Version 4.1 Page 2/6

4. DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower: A. Fails to do anything required by this Note and other Loan Documents; B. Defaults on any other loan with Lender; C. Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds; D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA; E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA; F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note; G. Fails to pay any taxes when due; H. Becomes the subject of a proceeding under any bankruptcy or insolvency law; I. Has a receiver or liquidator appointed for any part of their business or property; J. Makes an assignment for the benefit of creditors; K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note; L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note. 5. LENDER’S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may: A. Require immediate payment of all amounts owing under this Note; B. Collect all amounts owing from any Borrower; C. File suit and obtain judgment; 6. LENDER’S GENERAL POWERS: Without notice and without Borrower’s consent, Lender may: A. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; B. Release anyone obligated to pay this Note; SBA Form 147 (06/03/02) Version 4.1 Page 3/6

7. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. 8. SUCCESSORS AND ASSIGNS: Under this Note, Borrower includes its successor, and Lender includes its successors and assigns. 9. GENERAL PROVISIONS: A. All individuals and entities signing this Note are jointly and severally liable. B. Borrower waives all suretyship defenses. C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral. D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them. E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note. F. If any part of this Note is unenforceable, all other parts remain in effect. G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; SBA Form 147 (06/03/02) Version 4.1 Page 4/6

10. STATE-SPECIFIC PROVISIONS: A. Electronic Signatures. Borrower and Lender agree that the electronic signature(s), whether digital or encrypted, of Borrower included in this Note, if any, are intended to authenticate this writing and to have the same force and effect as manual (“wet ink”) signatures. The term “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or electronic mail (e-mail) electronic signatures pursuant to the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309) as amended from time to time. Without limiting the generality of the foregoing, delivery of an executed counterpart's signature page of this Note, by facsimile, electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as physical delivery of the paper (“wet ink”) document bearing original signature of this Note. SBA Form 147 (06/03/02) Version 4.1 Page 5/6

11. BORROWER’S NAME(S) AND SIGNATURE(S): By signing below, each individual or entity becomes obligated under this Note as Borrower. Borrower: Travelzoo {*Sig_es_:signer1:signature}} Lisa{ Su (Apr 24, 2020) By: _________________________ Name: Lisa SU Authorized Signatory SBA Form 147 (06/03/02) Version 4.1 Page 6/6

LOAN AGREEMENT THIS LOAN AGREEMENT (“Agreement”) is made on {April{*Dte_es_:signer1:date:format(date, 24, 2020 “mmmm dd, yyyy”)}}, between Travelzoo (the “Borrower”) and HSBC BANK USA, NATIONAL ASSOCIATION (“Bank”), a national banking association organized under the laws of the United States of America identified in the SBA Approval issued by the U.S. Small Business Administration (“SBA”) to Bank, SBA Loan Number 58099771-09 (“Authorization”). SBA has authorized a guaranty of a loan from Bank to Borrower under the Paycheck Protection Program (15 U.S.C. § 636(a)(36)) (the “Act”) in the original principal amount of $3,121,605.00 (the “Loan”) under the terms set forth in the Authorization. The Borrower and the Bank hereby agree as follows, in consideration of the promises set forth in this Agreement, and subject to the terms and conditions of the Authorization and SBA's Participating Lender Rules as defined in the Guarantee Agreement between the Bank and the SBA: 1. Subject to the terms and conditions of this Agreement, Bank agrees to make the Loan if Borrower complies with the following “Borrower Requirements”. Borrower must: a. Provide Bank with all certifications, documents or other information Bank is required by the Authorization to obtain from Borrower or any third party; b. Execute a note and any other documents required by Bank; c. Complies with the terms and conditions of this Agreement; and d. Do everything necessary for Bank to comply with the terms and conditions of the Loan. 2. Borrower represents and warrants, as of the date hereof, that: a. Borrower was in business as of February 15, 2020, and for any Borrower who is not a natural person, had employees for which Borrower paid salaries, wages, or the equivalent and for which Borrower paid payroll taxes; b. Borrower has reviewed the Act and represents, warrants and certifies to Bank that Borrower is an eligible applicant under the Act and the guidance promulgated by SBA and U.S. Department of Treasury related thereto; c. The information provided in the application for the Loan and the information provided in all supporting documents and forms is true and accurate. If Borrower submitted a scanned, signed copy then Borrower is deemed by the execution of this document to have re- executed its application electronically within the guidelines set forth by the SBA for electronic signatures. Borrower acknowledges that knowingly making a false statement to obtain a guaranteed loan from SBA is punishable under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, if submitted to a Federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000; d. The amount of the Loan was calculated using tax documentation and other supporting documentation provided by Borrower to Bank. Borrower hereby represents and warrants that any and all tax documents are identical to those submitted by Borrower to the IRS and that the information contained in any supporting documentation submitted to Bank is true, correct and complete; Page 1 of 6

e. Borrower shall use the Loan only for payroll costs, interest on mortgages, rent, and utilities and Borrower shall use account no. 876014520 to facilitate application of the Loan towards the approved costs; and f. Borrower has suffered an adverse impact to its business as a result of the COVID-19 pandemic and intends to use the proceeds of the Loan to retain employees and maintain its payroll. g. The execution, delivery and performance of this Agreement, the U.S. Small Business Administration Note evidencing the Loan, and all other documents have been duly authorized by all necessary corporate action and each represents a legal, valid and binding obligation of Borrower and is fully enforceable according to its terms, except as limited by laws relating to the enforcement of creditors' rights. 3. Borrower hereby acknowledges and agrees to the following: a. Any forgiveness of the Loan amount, in full or in part, is contingent on Borrower using the Loan only for the purposes identified in this Agreement and in accordance with the rules and guidelines set forth in the Act; b. Any request made by Borrower to Bank for forgiveness of the Loan, in full or in part, shall include documentation verifying the use of Loan proceeds towards permitted uses under the Act, satisfactory to Bank it its sole discretion; c. Any and all information and supporting documentation provided by Borrower to Bank is and shall be true, accurate and complete in all respects; d. Bank is entitled to, and shall, rely on documentation, certifications and attestations of the Borrower in connection with the determination of Borrower’s eligibility for the Loan, the Loan amount and the amount of the Loan eligible for forgiveness. 4. The Borrower hereby agrees to the following additional covenants: a. None of the Borrower, any of its subsidiaries, or any director, officer, employee, agent, or affiliate of the Borrower or any of its subsidiaries, is a Person that is, or is owned or controlled by Persons that are: (i) the target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Hong Kong Monetary Authority or other relevant sanctions authority (collectively, “Sanctions”) or (ii) located, organized or resident in a country or territory that is the target of Sanctions, including, currently, the Crimea Region, Cuba, Iran, North Korea and Syria. Furthermore, the Borrower and its subsidiaries are in compliance, in all material respects, with all applicable anti-money laundering rules and regulations. b. None of the Borrower, not to the knowledge of the Borrower, any director, officer, agent, employee, affiliate or other Person acting on behalf of the Borrower or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of any applicable anti-bribery law, including, but not limited to, the United Kingdom Bribery Act 2010 (the “UK Bribery Act”) and the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”). Furthermore, the Borrower and, to the knowledge of the Borrower, its affiliates have conducted their businesses in compliance with the UK Bribery Act, the FCPA and similar laws, rules or regulations and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. c. No portion of any loan is to be used (i) for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224 (ii) for primarily personal, family or household purposes (iii) to fund, directly or indirectly, any activity or business of or with any Person, or in any country or territory, that, at the time of Page 2 of 6 such funding, is the target of Sanctions or in any other manner that would result in a violation of Sanctions by any Person or (iv) to make any payment, directly or indirectly, that could constitute a violation of any anti-bribery laws. d. Borrower will furnish to Bank from time to time, such financial data and information about Borrower as Bank may reasonably request, including, without limitation, information regarding the use of proceeds of the Loan. e. The Borrower will maintain its existence in good standing and comply with all laws and regulations of the United States and of any state or states thereof and of any political subdivision thereof, and of any governmental authority which may be applicable to it or to its business; provided that this covenant shall not apply to any tax, assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. f. Borrower will promptly pay all real and personal property taxes, assessments and charges and all franchise, income, unemployment, retirement benefits, withholding, sales and other taxes assessed against it or payable by it before delinquent; provided that this covenant shall not apply to any tax assessment or charge which is being contested in good faith and with respect to which reserves have been established and are being maintained. 5. The terms and conditions of this Agreement: a. Are binding on Borrower and its successors and assigns; and b. Will remain in effect after the closing of the Loan. 6. Failure to abide by any of the terms of this Agreement will constitute an event of default under the note and other loan documents. 7. If Borrower defaults on the Loan and the SBA suffers a loss, the name of the Borrower will be referred for listing in the CAIVRS database, which may affect their eligibility for further financial assistance. 8. The Borrower shall indemnify, defend and hold the Bank and any Bank Affiliate and their directors, officers, employees, agents and attorneys (each an "Indemnitee") harmless of and from any claim brought or threatened against any Indemnitee by the Borrower, any guarantor or endorser of its obligations, or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank’s relationship with the Borrower, or any guarantor or endorser of the obligations (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank’s election, but at the expense of the Borrower), except for any claim arising out of the gross negligence or willful misconduct of the Bank. The within indemnification shall survive payment of the obligations, and/or any termination, release or discharge executed by the Bank in favor of the Borrower. 9. Notices. Any notices under or pursuant to this Agreement shall be deemed duly received and effective if delivered in hand to any officer or agent of the Borrower or Bank, or if mailed by registered or certified mail, return receipt requested, or by nationally recognized overnight courier, addressed to the Borrower or Bank at the address set forth in this Agreement or as any party may from time to time designate by written notice to the other party. 10. Governing Law. This Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof. 11. Taxes. Any and all payments made to the Bank pursuant to a note, this Agreement or any of the other Loan Documents shall be made free and clear of, and without deductions or withholdings for, or on account of, any present or future taxes, duties, levies, imposts, charges, compulsory loans, assessments, or other deductions or withholdings whatsoever, and all liabilities with respect thereto (other than franchise taxes and taxes imposed on or measured by the Bank's net income, receipts, capital or net worth), imposed at any time by any authority having power to tax in any jurisdiction Page 3 of 6 worldwide (such deductions or withholdings being hereinafter referred to as “Taxes”), unless the deduction or withholding of such Taxes is required by any applicable law. If any Taxes are required by applicable law to be deducted or withheld from any payment hereunder, the Borrower shall (i) increase the amount payable as is necessary so that, after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts payable under this paragraph), the Bank shall receive an amount equal to the amount it would have received had no deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings, and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law. Within 30 days after the date of payment of any taxes or other amounts deducted or withheld, the Borrower shall furnish the Bank with an official receipt (or certified copy thereof) or other documentation reasonably acceptable to the Bank evidencing such payment. Further, the Borrower shall indemnify the Bank from and against any and all Taxes (irrespective of when imposed) and any liability, including, without limitation, any related interest, penalties and expenses, that may become payable by the Bank as a consequence of the Borrower’s failure to perform any of its obligations under this Section, whether or not such Taxes or liability were correctly or legally asserted. Payment pursuant to this indemnification shall be made upon written demand therefor. The Borrower shall pay (or if appropriate, reimburse the Bank for) any stamp, documentary or similar taxes or any other excise, intangible or property taxes, charges or similar levies (and any interest or penalty relating thereto) imposed at any time which arise from, or otherwise with respect to, any payment made under a Note or from execution, delivery or registration of a Note, this Agreement or any of the other Loan Documents. 12. USA Patriot Act and Beneficial Ownership Regulation. The Bank is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act") and the requirements of 31 C.F.R. Sec. 1010.230 (the “Beneficial Ownership Regulation”) and hereby notifies Borrower that pursuant to the requirements of the Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name, address and beneficial ownership of the Borrower and other information and applicable certifications that will allow the Bank to identify the Borrower in accordance with the requirements of the Patriot Act and the Beneficial Ownership Regulation. Promptly following any request therefor, Borrower will provide information, documentation and certifications reasonably requested by the Bank for purposes of compliance with applicable “know your customer” and anti- money laundering rules and regulations, including, without limitation, the Patriot Act (as hereinafter defined) and the Beneficial Ownership Regulation (as hereinafter defined). Any information, documentation or certification provided by the Borrower as required by the Patriot Act (as hereinafter defined), the Beneficial Ownership Regulation (as hereinafter defined) or any other anti-money laundering rules and regulations is true and correct in all respects 13. Jurisdiction and Venue. Borrower irrevocably submits to the nonexclusive jurisdiction of any Federal or state court sitting in New York, over any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Borrower hereby consents to any and all process which may be served in any such suit, action or proceeding, (i) by mailing a copy thereof by registered and certified mail, postage prepaid, return receipt requested, to the Borrower's address shown in this Agreement or as notified to the Bank and (ii) by serving the same upon the Borrower in any other manner otherwise permitted by law, and agrees that such service shall in every respect be deemed effective service upon Borrower. 14. JURY WAIVER. THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY. Page 4 of 6

15. Electronic Signatures. Each party agrees that the electronic signatures, whether digital or encrypted, of the parties included in this Agreement, if any, are intended to authenticate this writing and to have the same force and effect as manual signatures. The term “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures. Without limiting the generality of the foregoing, delivery of an executed counterpart's signature page of this Agreement, by facsimile, electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as delivery of an executed original of this Agreement. 16. Further Assurances. Borrower will from time to time execute and deliver to Bank such documents, and take or cause to be taken, all such other or further action, as Bank may request in order to effect and confirm or vest more securely in Bank all rights contemplated by this Agreement and the other loan documents (including, without limitation, to correct clerical errors), to demonstrate that Borrower was properly authorized to enter into the Loan pursuant to its governing loan documents, or to comply with applicable statute or law. [SIGNATURE PAGE FOLLOWS] Page 5 of 6

IN WITNESS WHEREOF, Borrower has signed this Agreement effective as of the date first written above. BORROWER: Travelzoo {*Sig_es_:signer1:signature}} Lisa{ Su (Apr 24, 2020) By: Name: Lisa SU Authorized Signatory Page 6 of 6

CERTIFICATE Date: {April{*Dte_es_:signer1:date:format(date, 24, 2020 “mmmm dd, yyyy”)}} I hereby certify that I am a duly elected and acting authorized signatory (the “Authorized Signatory”) of Travelzoo, a Delaware corporation (the “Borrower”), and that, as such, I am duly authorized to execute and deliver this Certificate on behalf of the Borrower. I hereby further certify on behalf of the Borrower, pursuant to that certain U.S. Small Business Administration Note and Loan Agreement, dated as of the date hereof (the “Loan Documents”), by and among the Borrower and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (the “Bank”) that: 1. On or prior to the date hereof, Borrower has delivered to the Bank a true, correct and complete copy of the certificate of incorporation, certificate of formation, certificate of partnership or other similar formation document of the Borrower, together with all amendments thereto (the “Charter”), which Charter is in full force and effect as of the date hereof. 2. On or prior to the date hereof, Borrower has delivered to the Bank a true, correct and complete copy of the bylaws, operating agreement, partnership agreement or similar governing document of the Borrower, together with all amendments thereto (the “Governing Document”), which Governing Document is in full force and effect on the date hereof. 3. I hereby certify that at a meeting of the Board of Directors, members, manager(s), partners or appropriate governing persons of the Borrower (“Governing Body”), duly called and held in accordance with the Governing Document, or through other duly authorized action in lieu of a meeting in accordance with the Governing Document, the Governing Body has previously adopted in accordance with the provisions of the Charter and Governing Documents, certain resolutions (the “Standing Resolutions”) which authorize the individual or individuals identified therein (each, individually and collectively, the “Authorized Individual”), on behalf of the Borrower to, among other things, borrow money or obtain credit from the Bank. The Standing Resolutions authorize the execution and delivery of the Loan Documents along with any related agreements, have not been rescinded, amended or otherwise modified since the date of their adoption and are in full force and effect on the date hereof. 4. The Authorized Signatory is an Authorized Individual under the Standing Resolutions, is a duly elected, qualified and acting officer, member, manager or general partner of the Borrower holding the office or offices set forth in such resolutions and Governing Documents, and the Authorized Signatory is authorized to execute and deliver on behalf of the Borrower, the Loan Documents and each of the other instruments, agreements, documents and certificates executed or delivered by the Borrower in connection therewith. 5. The Borrower is in good standing under the laws of the jurisdiction of its incorporation or formation. The parties agree and consent to the use of electronic signatures solely for the purposes of executing this Certificate or any related transactional document (including any amendments thereto). Such electronic signature shall be deemed to have the same full and binding effect as a handwritten signature. The Bank is entitled to rely on this certificate in making any credit accommodation available to the Borrower. [Remainder of page intentionally blank.] Page 1 of 2

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of the day and year first above written. COMPANY: Travelzoo {*Sig_es_:signer1:signature}} Lisa{ Su (Apr 24, 2020) By: ____________________ Name: Lisa SU Authorized Signatory Page 2 of 2